Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At September 30, 2022

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATION - 3.9%
Supranational - 3.9%
International Bank for Reconstruction & Development
0.88%, 07/15/2026 (A)	$ 15,000,000	$ 13,216,500

Total Foreign Government Obligation (Cost $14,864,025)		13,216,500

U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.5%
Federal Home Loan Bank
3.25%, 11/16/2028 (A)	37,000,000	35,327,656
Federal Home Loan Mortgage Corp.
1.50%, 02/12/2025 (A)	5,000,000	4,696,815
2.75%, 06/19/2023 (A)	24,000,000	23,743,162
Federal National Mortgage Association
0.63%, 04/22/2025	25,000,000	22,785,147
2.50%, 02/05/2024 (A)	9,500,000	9,271,443
6.25%, 05/15/2029	6,500,000	7,320,634

Total U.S. Government Agency Obligations (Cost $111,171,740)		103,144,857

U.S. GOVERNMENT OBLIGATIONS - 22.1%
U.S. Treasury - 22.1%
U.S. Treasury Bonds, Principal Only STRIPS
Zero Coupon, 02/15/2027 (A)	18,000,000	15,051,292
U.S. Treasury Notes
1.63%, 10/31/2026	66,000,000	59,807,344

Total U.S. Government Obligations (Cost $84,179,667)		74,858,636

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 30.1%
U.S. Treasury Bills
1.34% (B), 11/03/2022	100,000,000	99,771,088
2.97% (B), 12/15/2022	2,140,000	2,127,852

Total Short-Term U.S. Government Obligations (Cost $102,006,954)		101,898,940

OTHER INVESTMENT COMPANY - 28.9%
	Shares	Value
Securities Lending Collateral - 28.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.03% (B)	97,666,899	97,666,899

Total Other Investment Company (Cost $97,666,899)		97,666,899

Principal	Value
REPURCHASE AGREEMENT - 5.7%

Fixed Income Clearing Corp., 1.10% (B), dated 09/30/2022, to be repurchased at $19,365,143 on 10/03/2022. Collateralized by a U.S. Government Obligation, 0.38%, due 07/15/2023, and with a value of $19,750,738.

$ 19,363,368	$ 19,363,368

Total Repurchase Agreement (Cost $19,363,368)	19,363,368

Total Investments Excluding Options Purchased (Cost $429,252,653)	410,149,200
Total Options Purchased - 7.5% (Cost $42,564,415)	25,500,478

Total Investments (Cost $471,817,068)	435,649,678
Net Other Assets (Liabilities) - (28.7)%	(97,169,386)

Net Assets - 100.0%	$ 338,480,292

Transamerica Series Trust	Page 1

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2022

(unaudited)

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount	Number of Contracts	Premiums Paid	Value
Call - S&P 500® Index - Flexible Exchange Option	GSC	USD 4,450.00	08/11/2026	USD 27,500	275	$20,194,771	$11,578,684
Call - S&P 500® Index - Flexible Exchange Option	MSC	USD 4,460.00	08/12/2027	USD 27,000	270	22,369,644	13,921,794

Total						$42,564,415	$25,500,478

FUTURES CONTRACTS:

Long Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	193	12/30/2022	$21,463,178	$20,749,008	$—	$(714,170)
10-Year U.S. Treasury Notes	70	12/20/2022	8,214,380	7,844,375	—	(370,005)
30-Year U.S. Treasury Bonds	12	12/20/2022	1,630,536	1,516,875	—	(113,661)
S&P 500® E-Mini Index	102	12/16/2022	20,840,601	18,367,650	—	(2,472,951)

Total Futures Contracts					$—	$(3,670,787)

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligation	$—	$13,216,500	$—	$13,216,500
U.S. Government Agency Obligations	—	103,144,857	—	103,144,857
U.S. Government Obligations	—	74,858,636	—	74,858,636
Short-Term U.S. Government Obligations	—	101,898,940	—	101,898,940
Other Investment Company	97,666,899	—	—	97,666,899
Repurchase Agreement	—	19,363,368	—	19,363,368
Over-the-Counter Options Purchased	25,500,478	—	—	25,500,478

Total Investments	$123,167,377	$312,482,301	$—	$435,649,678

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(3,670,787)	$—	$—	$(3,670,787)

Total Other Financial Instruments	$(3,670,787)	$—	$—	$(3,670,787)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $95,696,213, collateralized by cash collateral of $97,666,899. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at September 30, 2022.
(C)	There were no transfers in or out of Level 3 during the period ended September 30, 2022. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.
(D)	Derivative instruments are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATIONS:

GSC	Goldman Sachs & Co.
MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

Transamerica Series Trust	Page 2

Transamerica Market Participation Strategy VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2022

(unaudited)

INVESTMENT VALUATION

Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Pursuant to the requirements set forth in SEC Rule 2a-5, effective September 8, 2022, the Board has designated the Portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), to perform fair value determination on behalf of the Portfolio, subject to the oversight of the Board. TAM is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information needed to oversee TAM’s fair value determinations. All investments in securities are recorded at their estimated fair value. TAM values the Portfolio’s investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Page 3

Transamerica Market Participation Strategy VP

NOTES TO SCHEDULE OF INVESTMENTS (continued)

At September 30, 2022

(unaudited)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Page 4